UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Harvest Oil & Gas Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 16, 2020.

HARVEST OIL & GAS CORP.

HARVEST OIL & GAS CORP.
1001 FANNIN STREET, SUITE 750
HOUSTON, TX 77002

D15103-P39516

Meeting Information

Meeting Type: Annual Meeting
For holders as of: April 23, 2020
Date: June 16, 2020 **Time:** 10:00 AM CDT
Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/HRST2020.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/HRST2020 and be sure to have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page).

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You VoteHow to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online:Have the information that is printed in the box marked by the arrow following page) and visit: www.proxyvote.com.NOTICE AND PROXY STATEMENT FORM 10-K XXXX XXXX XXXX XXXX (located on the How to Request and Receive a PAPER or E-MAIL Copy:If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 2, 2020 to facilitate timely delivery. How To VotePlease Choose One of the Following Voting Methods Vote By Internet: During The Meeting:Go to www.virtualshareholdermeeting.com/HRST2020. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. D15104-P39516

The Board of Directors recommends you vote FOR the following:1. Election of DirectorsNominees:01) Timothy S. Caflisch02) Patrick Hickey03) Michael E. Mercer04) James F. Murchison05) Steven J. PullyThe Board of Directors recommends you vote FOR proposal 2:2. Approve, on an advisory basis, the compensation of our named executive officers.NOTE: To act upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.D15105-P39516

D15106-P39516